Summary Prospectus

January 31, 2012, as amended June 18, 2012, effective June 30, 2012

Turner All Cap Growth Fund†

• Investor Class (TBTBX)

Before you invest, you may want to review the Fund's prospectus and statement of additional information, which contain more information about the Fund and its risks. You can find the Fund's prospectus, statement of additional information and other information about the Fund online at www.turnerinvestments.com/fundinfo. You can also get this information at no cost by calling 1.800.224.6312, by sending an e-mail request to prospectusrequest@turnerinvestments.com or by asking any financial advisor, bank or broker-dealer who offers shares of the Fund. The Fund's current statutory prospectus and statement of additional information, both dated January 31, 2012, are incorporated by reference into this summary prospectus.

Ticker Symbol — TBTBX – Investor Class

CUSIP — 87252R797

Fund Number — 1240

Investment Objective

The Turner All Cap Growth Fund seeks long-term capital appreciation.

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold Fund shares.

Shareholder Fees (fees paid directly from your investment)

Investor Class Shares
Redemption Fee	2.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Investor Class Shares
Investment Advisory Fees	1.48%[1]
Distribution (12b-1) Fees	None
Other Expenses	0.39%
Shareholder Servicing Fee	0.25%
Total Annual Fund Operating Expenses	2.12%
Fee Waivers and Expense Reimbursements	(0.39)%[2]
Total Annual Fund Operating Expenses after Fee Waivers and Expense Reimbursements	1.73%

†  Formerly known as Turner New Enterprise Fund.

1  The advisory fee is subject to a performance adjustment based on the Fund's performance relative to the performance of the NASDAQ Composite Index and may range from 0.70% to 1.50% depending on the Fund's performance. The performance adjustment is computed based on the average net assets of the Fund over the current month plus the previous 11 months. Because the performance fee is based on the average net assets of the rolling 12 month period, and the base fee is based on the average net assets of the current month, the investment advisory fee shown in the table may be lower or higher than the stated range.

2  Turner Investments, L.P. ("Turner" or the "Adviser") has contractually agreed to waive fees and reimburse Fund expenses to keep the Fund's "Other Expenses" (excluding acquired fund fees and expenses and interest expenses relating to short sales) from exceeding 0.25% through January 31, 2013. Only the Board of Trustees of the Turner Funds may terminate the waiver prior to January 31, 2013. Turner may discontinue this arrangement at any time after January 31, 2013. To the extent acquired fund fees and expenses and interest expenses relating to short sales are excluded from the waiver and reimbursement calculation, "Total Annual Fund Operating Expenses after Fee Waivers and Expense Reimbursements" will be higher.

TURNER ALL CAP GROWTH FUND

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, that the Fund's operating expenses will remain the same and that you reinvest all dividends and distributions. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Turner All Cap Growth Fund — Investor Class Shares	$176	$626	$1,103	$2,421

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 205% of the average value of its portfolio.

Principal Strategy

The Turner All Cap Growth Fund invests primarily (at least 80% of its net assets) in companies with projected strong earnings growth across a variety of industries and sectors where new products and services are being developed and marketed. Turner strives to find leading companies in rapidly growing industries such as business services, computer and digital products, financial services, Internet-related companies, medical technology, retail, and telecommunications. Companies that have the potential for rapid earnings growth because of management changes, new products, or changes in the economy also may be attractive investments for the Fund.

Although it may invest in companies of any size, the Fund generally invests in stocks of medium to large-capitalization companies and will generally purchase securities of companies with market capitalizations at the time of purchase of at least $1 billion. The Fund may continue to hold securities of companies whose market capitalization was within such range at the time of purchase but whose current market capitalization may be outside of that range. The Fund will not invest more than 50% of its assets in any one sector of the economy (for example, technology or industrial), and will not invest more than 25% in any one industry or group of industries. Subject to its investment policy above, during normal market conditions the Fund may invest its assets in cash or cash equivalent securities when it believes that appropriate buying opportunities are not available.

In selecting securities for the Fund, Turner pursues a bottom-up strategy that blends quantitative and qualitative analysis to find companies with superior earnings prospects, reasonable valuations, and favorable trading-volume and price patterns. A stock becomes a sell candidate if Turner detects deterioration in the company's earnings growth potential. Turner may also trim positions to adhere to capitalization or capacity constraints.

The Fund may buy and sell securities frequently as part of its investment strategy.

Principal Risks

The Fund is intended for investors seeking long-term growth of capital who can withstand the share price volatility of equity investing.

Since it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. You could lose all, or a substantial portion, of your investment in the Fund.

The Fund's investments will generate taxable income and realized capital gains. Shareholder redemptions may force the Fund to sell securities at an inappropriate time, also resulting in realized gains.

The medium capitalization companies the Fund invests in may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these medium sized companies may have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, medium capitalization stock prices may be more volatile than those of larger companies.

The Fund invests in companies that Turner believes have strong earnings growth potential. Turner's investment approach may be out of favor at times, causing the Fund to underperform funds that also seek capital appreciation but use different approaches to the stock selection and portfolio construction process.

The Fund is subject to risks due to its foreign investments. Foreign stocks involve special risks not typically associated with U.S. stocks. The stocks held by the Fund may underperform other types of stocks, and they may not increase or may decline in value. The risks associated with foreign investments are heightened when investing in emerging markets. The government and economies of emerging market countries feature greater instability than those of more developed countries. Such investments tend to fluctuate in price more widely and to be less liquid than other foreign investments.

The Fund's ability to buy and sell securities frequently may result in higher transaction costs and additional tax liabilities. The Fund's portfolio turnover rates are described in this Summary Section.

Performance Information

The bar chart and the performance table below provide some indication of the risks and volatility of an investment in the Fund. Of course, the Fund's past performance, before and after taxes, does not necessarily indicate how the Fund will perform in the future. Updated performance information is available on the Fund's website at www.turnerinvestments.com.

TURNER ALL CAP GROWTH FUND

This bar chart shows the performance of the Fund's Investor Class Shares from year to year for the past ten years.1

1  The performance shown above is based on a calendar year. The Fund's Investor Class Shares commenced operations on June 30, 2000.

Best Quarter	Worst Quarter
41.57%	(32.26)%
(06/30/03)	(06/30/02)

This table compares the Fund's Investor Class Shares' average annual total returns for the periods ended December 31, 2011 to those of the NASDAQ Composite Index and Russell 3000 Growth Index. After-tax returns are calculated using the highest individual federal income tax rate and do not reflect the impact of state and local taxes. Your after-tax returns may differ from those shown. The after-tax returns do not apply to shares held in an IRA, 401(k) or other tax-deferred account.

Average Annual Total Returns
(for the periods ended December 31, 2011)

	1 Year	5 Years	10 Years
Turner All Cap Growth Fund — Investor Class Shares
Before taxes on distributions	(7.28)%	3.71%	5.19%
After taxes on distributions	(7.28)%	3.70%	5.18%
After taxes on distributions and sale of shares	(4.73)%	3.18%	4.54%
NASDAQ Composite Index[1]	(1.80)%	1.52%	2.94%
Russell 3000 Growth Index[2]	2.18%	2.46%	2.74%

1  The NASDAQ Composite Index includes the more than 5,000 domestic and non-U.S. based common stocks listed on the NASDAQ stock market. The index is market-value weighted. This means that each company's security affects the index in proportion to its market value. The market value, the last sale price multiplied by total shares outstanding, is calculated throughout the trading day, and is related to the total value of the index. Because it is so broad-based, the Index is one of the most widely followed and quoted major market indices.

2  The Russell 3000 Growth Index measures the performance of those Russell 3000 companies with higher price-to-book ratios and higher forecasted growth values.

What Is An Index?

An index measures the market price of a specific group of securities in a particular market of securities in a market sector. You cannot invest directly in an index. An index does not have an investment adviser and does not pay any commissions, expenses or taxes. If an index had expenses, its performance would be lower.

Management

Investment Adviser

Turner Investments, L.P. ("Turner" or the "Adviser") serves as the investment adviser to the All Cap Growth Fund.

Portfolio Managers

Christopher K. McHugh, Senior Portfolio Manager/Security Analyst, and Tara R. Hedlund, CFA, CPA Porfolio Manager/Global Security Analyst are the co-lead portfolio managers of the All Cap Growth Fund. Mr. McHugh co-founded Turner in 1990. Ms. Hedlund joined Turner in 2000.

Purchase and Sale of Fund Shares

Investors may purchase and redeem fund shares by phone, mail, wire or online, or through the Systematic Investment/Withdrawal Plan, on any day that the New York Stock Exchange ("NYSE") is open for business, between 9:00 A.M. and 4:00 P.M.

By Phone, Wire or through a Systematic Plan: contact a Turner Funds' representative at 1-800-224-6312

By Mail: write to Turner Funds at: P.O. Box 219805, Kansas City, MO 64121-9805

By Internet: www.turnerinvestments.com

Minimum Initial Investments

•  In general, the Fund's minimum initial investment is $2,500 for Investor Class Shares;

•  The minimum initial investment for the Systematic Investment Plan is $1,000 for Investor Class Shares; and

•  The minimum initial investment for Individual Retirement Accounts is $2,000 for Investor Class Shares.

Minimum Subsequent Investments

•  $50 for Investor Class Shares by phone, mail, wire or online; and

•  $50 for Investor Class Shares through the Systematic Investment Plan.

Tax Information

The Fund contemplates declaring as dividends each year all or substantially all of its taxable income, including its net capital gain (the excess of net

TURNER ALL CAP GROWTH FUND

long-term capital gain over net short-term capital loss). In general, the Fund's distributions will be taxable to you for federal, state and local income tax purposes as ordinary income or capital gains, except that distributions on, and sales, exchanges and redemptions of, shares held in an IRA (or other tax-qualified plan) will not be currently taxable.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your financial representative or visit your financial intermediary's website for more information.

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